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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 27, 2005


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)





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Item 2.02.  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On January 27, 2005, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and twelve months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 9.01.  Financial Statements and Exhibits

c.       Exhibit

         99.1 Press release of Quest Diagnostics Incorporated dated January 27, 2005 announcing, among other things, its results for the quarter and twelve months ended December 31, 2004.







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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       January 27, 2005


                                       QUEST DIAGNOSTICS INCORPORATED



                                       By: /s/ Robert A. Hagemann
                                           ----------------------
                                               Robert A. Hagemann
                                               Senior Vice President and Chief
                                               Financial Officer